Exhibit 10.2

Execution Version

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

CREDIT AGREEMENT

This Second Amendment to Second Amended and Restated Credit Agreement (this “Second Amendment”) dated as of July 8, 2022 (the “Second Amendment Effective Date”), is among Sitio Royalties Operating Partnership, LP, a Delaware limited partnership (“Borrower”), each of the Guarantors, each of the Lenders party hereto, the Issuing Bank and Bank of America, N.A. (in its individual capacity, “Bank of America”), as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders.

R E C I T A L S

A. The Borrower, the Administrative Agent, the Lenders, the Issuing Bank and the other parties thereto are parties to that certain Second Amended and Restated Credit Agreement dated as of June 7, 2022 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders and the Issuing Bank have agreed to make extensions of credit to the Borrower for the purposes and subject to the terms and conditions set forth therein.

B. The Loan Parties are acquiring certain of the Oil and Gas Properties of the Seller (as defined below) (such acquired properties the “Momentum Acquisition Properties”), pursuant to that certain Purchase and Sale Agreement dated as of June 21, 2022, between KMF Land, as purchaser, and Momentum Minerals Operating, LP, a Delaware limited partnership, Momentum Minerals Operating II, LP, a Delaware limited partnership, Momentum Minerals Nominee, Inc., a Delaware corporation, Momentum Minerals Nominee II, Inc., a Delaware corporation, and Athene Annuity & Life Assurance Company, a Delaware corporation, as sellers (collectively, the “Seller”) (such agreement, the “Momentum Acquisition Agreement”, and such acquisition, the “Momentum Acquisition”).

C. In connection with the contemplated Momentum Acquisition, the Borrower has requested that the Lenders amend the Credit Agreement to permit the Borrower to incur additional term loans in an aggregate principal amount of $175,000,000 pursuant to the Bridge Term Loan Agreement, as amended by that certain First Amendment to 364-Day Bridge Term Loan Agreement dated as of the date hereof (the “Bridge Term Loan First Amendment”), the entire amount of the proceeds of which, if incurred, will be used by the Loan Parties to fund a portion of the purchase price for the Momentum Acquisition and related fees and expenses.

D. The Borrower, the Administrative Agent, the Issuing Bank and the Lenders party hereto have agreed to amend the Credit Agreement to, among other things, permit the additional term loans under the Bridge Term Loan Agreement and the transactions contemplated thereby, subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein and not otherwise defined herein has the meaning assigned to such term in the Credit Agreement, as amended by this Second Amendment. Unless otherwise indicated, all section references in this Second Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended effective as of the Second Amendment Effective Date as set forth in this Section 2.

2.1 Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Bridge Term Loan First Amendment” has the meaning given to such term in the Second Amendment.

“Momentum Acquisition” has the meaning given to such term in the Second Amendment.

“Momentum Acquisition Agreement” has the meaning given to such term in the Second Amendment.

“Momentum Assets” means the “Assets” as defined in the Momentum Acquisition Agreement, as in effect on the Second Amendment Effective Date without giving effect to any subsequent amendments thereto.

“Second Amendment” means that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of the Second Amendment Effective Date, by and among the Borrower, the Administrative Agent, the Issuing Bank and the Lenders party thereto.

“Second Amendment Effective Date” means July 8, 2022.

“Second Amendment Transactions” means (i) the consummation of the Momentum Acquisition and the other transactions occurring under the Momentum Acquisition Agreement, (ii) the execution, delivery and performance by the Borrower of the Bridge Term Loan First Amendment and each other Bridge Loan Document dated as of the Second Amendment Effective Date to which it is a party and the borrowing of any Delayed Draw Loans (as such term is defined in the Bridge Term Loan Agreement, as amended by the Bridge Term Loan First Amendment) and the use of the proceeds thereof to fund the purchase price of the Momentum Acquisition and (iii) the payment of fees, costs and expenses in connection with the foregoing.

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2.2 Amended and Restated Definitions. The following definitions set forth in Section 1.02 of the Credit Agreement are hereby amended and restated in their respective entireties to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments, the Fee Letters, any certificate required to be delivered under this Agreement by or on behalf of any Loan Party, and any agreement executed by a Credit Party and any Loan Party which states that it is a “Loan Document” as defined herein.

“Permitted Additional Debt” means (a) unsecured senior notes or unsecured senior subordinated notes incurred by the Loan Parties after the Effective Date under Section 9.02(g) and (b) the Bridge Loan Debt incurred by the Loan Parties under Section 9.02(j).

2.3 Amendment to Section 1.02. Subsection (b)(iv)(A) of the definition of EBITDA in Section 1.02 of the Credit Agreement is hereby amended to replace the reference to “the Transactions and the First Amendment Transaction” with “the Transactions, the First Amendment Transactions and the Second Amendment Transactions”.

2.4 Amendment to Section 2.07(f). Section 2.07(f) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(f) Reduction of Borrowing Base Upon Incurrence of Permitted Additional Debt. If the Loan Parties incur any Permitted Additional Debt in accordance with Section 9.02(g) (other than (i) any Permitted Additional Debt incurred to refinance then-outstanding Permitted Additional Debt, but, solely in the case of this clause (i), only to the extent that the aggregate principal amount of new Permitted Additional Debt incurred to refinance such outstanding Permitted Additional Debt does not result in an increase in the principal amount thereof except in respect of an increase in the principal amount as a result of customary fees and expenses related to the refinancing of such outstanding Permitted Additional Debt, and (ii) an aggregate principal amount of Permitted Additional Debt incurred after the First Amendment Effective Date of up to $400,000,000, provided that such amount shall be increased by an aggregate principal amount of Permitted Additional Debt up to $50,000,000 to the extent incurred within 30 days following the Second Amendment Effective Date so long as the entire amount of such Permitted Additional Debt is incurred to fund the purchase price of the Momentum Acquisition (so long as the Loan Parties acquire not less than 95% of the value of the proved developed producing Momentum Assets), minus the amount of Permitted Additional Debt then outstanding that was incurred to refinance the Bridge Loan Debt, so long as, solely in the case of this clause (ii), (x) such Permitted Additional Debt is incurred

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on or before the Scheduled Redetermination of the Borrowing Base scheduled for on or about October 1, 2022 becomes effective in accordance with Section 2.07(d) and (y) to the extent any Bridge Loan Debt is then outstanding, the net proceeds of such Permitted Additional Debt are used to refinance Bridge Loan Debt), unless the Borrower and the Required Lenders shall otherwise agree, the Borrowing Base then in effect shall be reduced by an amount equal to the product of 0.25 multiplied by the stated principal amount of such Permitted Additional Debt (for the avoidance of doubt, without regard to any original issue discount). The Borrowing Base as so reduced shall become the new Borrowing Base immediately upon the date of such incurrence, effective and applicable to the Borrower, the Administrative Agent, the Issuing Banks and the Lenders on such date until the next redetermination or adjustment thereof hereunder.

2.5 Amendment to Section 9.02(j). Section 9.02(j) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(j) Bridge Loan Debt not to exceed, at any time, an aggregate principal amount of $250,000,000, provided that such amount shall be increased by an aggregate principal amount of Bridge Loan Debt up to $175,000,000 to the extent incurred within 30 days following the Second Amendment Effective Date so long as the entire amount of the proceeds are used by the Loan Parties to fund a portion of the purchase price of the Momentum Acquisition and related expenses (and only so long as the Loan Parties acquire not less than 95% of the value of the proved developed producing Momentum Assets), less the amount of principal payments made by the Loan Parties in respect of the Bridge Loan Debt following the First Amendment Effective Date but prior to such time of determination.

2.6 Amendment to Section 9.20. Section 9.20 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Section 9.20 Amendments to Terms of the Merger Agreement, Callon Side Letter Assignment, Callon Side Letter and Momentum Acquisition Agreement. The Borrower will not, and will not permit any other Loan Party to, amend, modify, waive or otherwise change, consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Merger Agreement, the Callon Side Letter Assignment, the Callon Side Letter or the Momentum Acquisition Agreement if the effect thereof would be materially adverse to the Lenders; provided that any direct or indirect amendment to (i) Section 1 of the Callon Side Letter Assignment, (ii) the defined terms (or component terms of) “Permitted Acreage Swap”, “Post-Closing Lease”, “ORRI Lease”, “Fair Market Value” or “Swap Valuation Imbalance” as defined in the Callon Side Letter, or to Section 3 or Section 7 of the Callon Side Letter or (iii) the defined term “Assets” in the Momentum Acquisition Agreement that would result in the Loan Parties acquiring less than 95% of the value of the proved developed producing Momentum Assets, shall in each case be deemed materially adverse to the Lenders unless the Administrative Agent agrees in writing that such amendment is not materially adverse to the Lenders.

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2.7 Amendment to Section 9.21(b). Section 9.21(b) of the Credit Agreement is hereby amended to add the following sentence at the end thereof:

Notwithstanding the foregoing to the contrary, the Loan Parties are permitted to enter into the Bridge Term Loan First Amendment on the Second Amendment Effective Date.

Section 3. Conditions Precedent. The effectiveness of this Second Amendment is subject to the satisfaction of the following conditions precedent:

3.1 Counterparts. The Administrative Agent shall have received counterparts of this Second Amendment, duly executed by Borrower, the Administrative Agent and Lenders constituting the Required Lenders.

3.2 Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable by the Borrower on or prior to the Second Amendment Effective Date including, without limitation, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

3.3 No Default, Borrowing Base Deficiency or Excess Cash. After giving effect to this Second Amendment and any Borrowing being made on the Second Amendment Effective Date, (a) no Default shall have occurred and be continuing, (b) no Borrowing Base Deficiency shall have occurred, (c) no Excess Cash shall exist and (d) each of the representations and warranties of the Borrower and the Guarantors set forth in the Credit Agreement, as amended hereby, and in the other Loan Documents shall be true and correct in all material respects (except to the extent any such representations and warranties are limited by materiality, in which case, they shall be true and correct in all respects) on and as of the Second Amendment Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the Second Amendment Effective Date, such representations and warranties shall continue to be true and correct in all material respects (except to the extent any such representations and warranties are limited by materiality, in which case, they shall be true and correct in all respects) as of such specified earlier date.

3.4 Momentum Acquisition Agreement. The Administrative Agent shall have received an executed copy of the Momentum Acquisition Agreement certified as being true and complete by a Responsible Officer of the Borrower.

3.5 Bridge Term Loan First Amendment. All of the conditions precedent to the effectiveness of the Bridge Term Loan First Amendment shall have been satisfied or will be satisfied substantially concurrently with the effectiveness of this Second Amendment in accordance with the Bridge Term Loan First Amendment. The Administrative Agent shall have received an executed copy of the Bridge Term Loan First Amendment certified as being true and complete by a Responsible Officer of the Borrower.

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3.6 Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

Notwithstanding anything to the contrary set forth in Section 12.02 of the Credit Agreement or otherwise, the Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective on the date that it receives the foregoing, to the reasonable satisfaction of the Administrative Agent, or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon the Lenders and all other parties to the Credit Agreement, as amended hereby, for all purposes.

Section 4. Post-Closing Covenant. Not later than thirty (30) days after the closing date of the Momentum Acquisition (or such later date as may be agreed to by the Administrative Agent in its sole discretion), the Administrative Agent shall have received (a) duly executed mortgages from the applicable Loan Parties mortgaging the Momentum Acquisition Properties located in the state of Texas and (b) opinions of counsel in form and substance reasonably satisfactory to the Administrative Agent with respect to such mortgages and such other matters as the Administrative Agent may reasonably request. The Borrower’s failure to comply with the requirements of this Section 4 shall constitute an immediate Event of Default as if set forth in Section 10.01(d) of the Credit Agreement.

Section 5. Miscellaneous.

5.1 Counterparts. This Second Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and all parties need not execute the same counterpart. Delivery of an executed counterpart of a signature page of this Second Amendment by telecopy, emailed .pdf, .tif or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Second Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Second Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

5.2 Severability. Any provision of this Second Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

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5.3 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Second Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment, and this Second Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.4 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Second Amendment, (b) ratifies and affirms its obligations under the Credit Agreement and the other Loan Documents to which it is a party, (c) acknowledges and renews its continued liability under the Credit Agreement and the other Loan Documents to which it is a party, (d) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and immediately after giving effect to this Second Amendment, except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (e) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this Second Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Second Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (f) represents and warrants to the Lenders and the Administrative Agent that, immediately after giving effect to this Second Amendment, no Event of Default exists.

5.5 Governing Law. This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the provisions of Section 12.09(b) through (d) of the Credit Agreement, and such provisions shall apply to this Second Amendment mutatis mutandis.

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5.6 ENTIRE AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

5.7 Successors and Assigns. The provisions of this Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Credit Agreement.

[Remainder of this page intentionally left blank. Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers or other authorized signatory thereunto duly authorized, as of the date first written above.

BORROWER:

SITIO ROYALTIES OPERATING PARTNERSHIP, LP
By: Sitio Royalties GP, LLC, its general partner

By:	/s/ Carrie Osicka
Name:	Carrie Osicka
Title:	Chief Financial Officer

GUARANTORS:

KMF LAND, LLC DPM HOLDCO LLC NOBLE EF GP LLC NOBLE MARCELLUS GP, LLC NOBLE EF DLG GP LLC

By:	/s/ Carrie Osicka
Name:	Carrie Osicka
Title:	Chief Financial Officer

DGK ORRI COMPANY, L.P.
By: Sitio Royalties GP, LLC, its general partner

By:	/s/ Carrie Osicka
Name:	Carrie Osicka
Title:	Chief Financial Officer

NOBLE EF DLG LP
By: Noble EF DLG GP LLC, its general partner

By:	/s/ Carrie Osicka
Name:	Carrie Osicka
Title:	Chief Financial Officer

NOBLE EF LP
By: Noble EF GP LLC, its general partner

By:	/s/ Carrie Osicka
Name:	Carrie Osicka
Title:	Chief Financial Officer

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

NOBLE MARCELLUS LP
By: Noble Marcellus GP, LLC, its general partner

By:	/s/ Carrie Osicka
Name:	Carrie Osicka
Title:	Chief Financial Officer

VICKICRISTINA, L.P.

By: Sitio Royalties GP, LLC, its general partner

By:	/s/ Carrie Osicka
Name:	Carrie Osicka
Title:	Chief Financial Officer

FALCON EAGLE FORD, LP
By: Sitio Royalties GP, LLC, its general partner

By:	/s/ Carrie Osicka
Name:	Carrie Osicka
Title:	Chief Financial Officer

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent, Issuing Bank and Lender

By	/s/ Kimberly Miller
Name: Kimberly Miller
Title: Director

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

BARCLAYS BANK PLC, as a Lender

By:	/s/ Craig Malloy
Name: Craig Malloy
Title: Director

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Christopher Kuna
Name: Christopher Kuna
Title: Senior Director

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jonathan H Lee
Name:	Jonathan H Lee
Title:	Managing Director

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Eric Appel
Name:	Eric Appel
Title:	SVP

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

CITIBANK, N.A., as a Lender

By:	/s/ Cliff Vaz
Name:	Cliff Vaz
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

CREDIT SUISSE AG, New York Branch, as a Lender

By:	/s/ Doreen Bar
Name:	Doreen Bar
Title:	Authorized Signatory

By:	/s/ Michael Dieffenbacher
Name:	Michael Dieffenbacher
Title:	Authorized Signatory

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

COMERICA BANK, as a Lender

By:	/s/ William Goodrich
Name:	William Goodrich
Title:	Assistant Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP